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                                                                    EXHIBIT 99.6


                               SECURITY AGREEMENT

This SECURITY AGREEMENT (this "AGREEMENT") is dated as of October ___, 2001, between Lumenon Innovative Lightwave Technology, Inc., a Delaware corporation ("DEBTOR"), Capital Ventures International and Castle Creek Technology Partners LLC (collectively, "SECURED PARTY").

                                   BACKGROUND

    A. Pursuant to the certain Securities Purchase Agreement dated as of July 25, 2000, as amended, (the "SECURITIES PURCHASE AGREEMENT"), Debtor has issued to the Secured Party Amended and Restated Convertible Notes of even date herewith in the aggregate principal amount of $__________ (as may be amended, replaced or restated from time to time, the "NOTES").

    B. In consideration for the Secured Party entering into the Securities Purchase Agreement and agreements contemplated thereby, Debtor has agreed to grant to Secured Party a security interest in and to all of Debtor's personal property, as more fully described in this Agreement.

       NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

       1. DEFINITIONS. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Securities Purchase Agreement. The term "State", as used herein, means the State of Delaware. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9. The term "OBLIGATIONS" as used herein, means the payment, in lawful money of the United States, of all principal of and interest (including interest on amounts in default) and premiums, if any, from time to time due on the Notes, and the term "EVENT OF DEFAULT" as used herein, means the failure of Debtor to pay any of the Obligations when due and payable.

       2. GRANT OF SECURITY INTEREST. Debtor hereby grants to the Secured Party, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Secured Party the following properties, assets and rights, of Debtor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "COLLATERAL"): all personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes),



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documents, accounts (including health-care-insurance receivables), chattel paper
(whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles including, without limitation, all payment intangibles, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of Debtor, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics. The Secured Party acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to Debtor's compliance with Section 4.7.

       3. AUTHORIZATION TO FILE FINANCING STATEMENTS. Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that, (a) describe the Collateral (i) as all assets of Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Debtor is an organization, the type of organization and any organization identification number issued to Debtor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Debtor agrees to furnish any such information to the Secured Party promptly upon request. Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

       4. OTHER ACTIONS. Further to insure the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in the Collateral, Debtor agrees, in each case at Debtor's own expense, to take the following actions with respect to the following Collateral:

              4.1 PROMISSORY NOTES AND TANGIBLE CHATTEL PAPER. If Debtor shall at any time hold or acquire any promissory notes or tangible chattel paper, Debtor shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.


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              4.2    DEPOSIT ACCOUNTS. For each deposit account that Debtor at
any time opens or maintains, Debtor shall, at the Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (a) cause the depositary bank to agree to comply at any time with instructions from the Secured Party to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of Debtor, or (b) arrange for the Secured Party to become the customer of the depositary bank with respect to the deposit account, with Debtor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw funds from such deposit account. The Secured Party agrees with Debtor that the Secured Party shall not give any such instructions or withhold any withdrawal rights from Debtor, unless an Event of Default has occurred and is continuing. The provisions of this paragraph shall not apply to
(i) any deposit account for which Debtor, the depositary bank and the Secured Party have entered into a cash collateral agreement specially negotiated among Debtor, the depositary bank and the Secured Party for the specific purpose set forth therein, (ii) any fiduciary deposit accounts, (iii) deposit accounts for which the Secured Party is the depositary and (iv) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Debtor's salaried employees.

              4.3 INVESTMENT PROPERTY. If Debtor shall at any time hold or acquire any certificated securities, Debtor shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify. If any securities now or hereafter acquired by Debtor are uncertificated and are issued to Debtor or its nominee directly by the issuer thereof, Debtor shall immediately notify the Secured Party thereof and, at the Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (a) cause the issuer to agree to comply with instructions from the Secured Party as to such securities, without further consent of Debtor or such nominee, or (b) arrange for the Secured Party to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by Debtor are held by Debtor or its nominee through a securities intermediary or commodity intermediary, Debtor shall immediately notify the Secured Party thereof and, at the Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Secured Party to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Secured Party to such commodity intermediary in each case without further consent of Debtor or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Secured Party to become the entitlement holder with respect to such investment property, with Debtor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw or otherwise deal with such investment property. The Secured Party agrees with Debtor that the Secured Party shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary,



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and shall not withhold its consent to the exercise of any withdrawal or dealing rights by Debtor, unless an Event of Default has occurred and is continuing. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Secured Party is the securities intermediary.

              4.4 COLLATERAL IN THE POSSESSION OF A BAILEE. If any goods are at any time in the possession of a bailee, Debtor shall promptly notify the Secured Party thereof and, if requested by the Secured Party, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party and shall act upon the instructions of the Secured Party, without the further consent of Debtor. The Secured Party agrees with Debtor that the Secured Party shall not give any such instructions unless an Event of Default has occurred and is continuing.

              4.5 ELECTRONIC CHATTEL PAPER AND TRANSFERABLE RECORDS. If Debtor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, Debtor shall promptly notify the Secured Party thereof and, at the request of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control, under Section 9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under
Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Secured Party agrees with Debtor that the Secured Party will arrange, pursuant to procedures satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party's loss of control, for Debtor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the Uniform Commercial Code or, as the case may be,
Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by Debtor with respect to such electronic chattel paper or transferable record.

              4.6 LETTER OF CREDIT RIGHTS. If Debtor is at any time a beneficiary under a letter of credit now or hereafter issued, Debtor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, Debtor shall, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Secured Party of the proceeds of any drawing under the letter of credit or (ii) arrange for the Secured Party to become the transferee beneficiary of the letter of credit, with the Secured Party agreeing, in each case, that the proceeds of any drawing under the letter of credit are applied as provided in the Notes.

              4.7 COMMERCIAL TORT CLAIMS. If Debtor shall at any time hold or acquire a commercial tort claim, Debtor shall immediately notify the Secured Party in a writing



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signed by Debtor of the brief details thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

              4.8 OTHER ACTIONS AS TO ANY AND ALL COLLATERAL. Debtor further agrees to take any other action reasonably requested by the Secured Party to insure the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that Debtor's signature thereon is required therefor, (b) causing the Secured Party's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party's security interest in such Collateral, (d) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party and (f) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

       5. RELATION TO OTHER SECURITY DOCUMENTS. The provisions of this Agreement supplement the provisions of any real estate mortgage, deed of trust or deed of hypothec granted by Debtor to the Secured Party and securing the payment or performance of any of the Obligations. Nothing contained in any such real estate mortgage, deed of trust or deed of hypothec shall derogate from any of the rights or remedies of the Secured Party hereunder.

       6. REPRESENTATIONS AND WARRANTIES CONCERNING COMPANY'S LEGAL STATUS. Debtor has previously delivered to the Secured Party a certificate signed by Debtor and entitled "Perfection Certificate" (the "PERFECTION CERTIFICATE"). Debtor represents and warrants to the Secured Party as follows: (a) Debtor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) Debtor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth Debtor's organizational identification number or accurately states that Debtor has none, (d) the Perfection Certificate accurately sets forth Debtor's place of business or, if more than one, its chief executive office as well as Debtor's mailing address if different and (e) all other information set forth on the Perfection Certificate pertaining to Debtor is accurate and complete.

       7. COVENANTS CONCERNING COMPANY'S LEGAL STATUS. Debtor covenants with the Secured Party as follows: (a) without providing at least 30 days prior written notice to the Secured Party, Debtor will not change its name, its place of business or, if more than one, chief


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executive office, or its mailing address or organizational identification number if it has one, (b) if Debtor does not have an organizational identification number and later, obtains one, Debtor shall forthwith notify the Secured Party of such organizational identification number, and (c) Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

       8. REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL, ETC. Debtor further represents and warrants to the Secured Party as follows: (a) Debtor is the owner of or has other rights in the Collateral, free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and any liens in existence on the date hereof which are set forth on Schedule A hereto, (b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in Section 9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) Debtor holds no commercial tort claim except as indicated on the Perfection Certificate, and (e) Debtor has at all times operated its business in compliance with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances and (f) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete.

       9. COVENANTS CONCERNING COLLATERAL, ETC. Debtor further covenants with the Secured Party as follows: (a) the Collateral, to the extent not delivered to the Secured Party pursuant to Section 4, will be kept at those locations listed on the Perfection Certificate and Debtor will not remove the Collateral from such locations, without providing at least 30 days prior written notice to the Secured Party, (b) except for the security interest herein granted and liens permitted in Section 8 hereof, and additional purchase money security interests and/or equipment lease financing arrangements entered into in the ordinary course of Debtor's business, Debtor shall be the owner of, or have rights in, the Collateral free from any lien, security interest or other encumbrance, and Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party, (c) Debtor shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Secured Party except for liens permitted in this Agreement, (d) Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) Debtor will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located, (f) Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, (g) Debtor will continue to operate, its business in compliance with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (h) Debtor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (i) sales and leases of inventory and licenses of general intangible in the ordinary course of business and (ii) so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolescent items of equipment in the ordinary course of business consistent with past practices.



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       10.    INSURANCE.

              10.1 MAINTENANCE OF INSURANCE. Debtor will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that Debtor will not, be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Secured Party. In addition, all such insurance shall be payable to the Secured Party as loss payee under a standard loss payee clause. Without limiting the foregoing, Debtor will (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of Debtor; business interruption insurance; and product liability insurance.

              10.2 INSURANCE PROCEEDS. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Event of Default has occurred and is continuing, be disbursed to Debtor for direct application by Debtor solely to the repair or replacement of Debtor's property so damaged or destroyed, but only to the extent of the replacement cost of such property and (ii) in all other circumstances (including any excess from clause (i) of this Section 10.2), be held by the Secured Party as cash collateral for the Obligations. The Secured Party may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions, as the Secured Party may reasonably prescribe, for direct application by Debtor solely to the repair or replacement of Debtor's property so damaged or destroyed, or the Secured Party may apply all or any part of such proceeds to the Obligations.

              10.3 NOTICE OF CANCELLATION, ETC. All policies of insurance shall provide for at least thirty (30) days prior written cancellation notice to the Secured Party. In the event of failure by Debtor to provide and maintain insurance as herein provided, the Secured Party may, at its option, provide such insurance and charge the amount thereof to Debtor. Debtor shall furnish the Secured Party with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.


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              11.    COLLATERAL PROTECTION EXPENSES: PRESERVATION OF COLLATERAL.

                     11.1 EXPENSES INCURRED BY SECURED PARTY. In its discretion, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees or, if the debtor fails to do so, insurance premiums. Debtor agrees to reimburse the Secured Party on demand for any and all expenditures so made. The Secured Party shall have no obligation to Debtor to make any such expenditures, nor shall the making thereof relieve Debtor of any default.

                     11.2 SECURED PARTY'S OBLIGATIONS AND DUTIES. Anything herein to the contrary notwithstanding, Debtor shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by Debtor thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

              12. SECURITIES AND DEPOSITS. The Secured Party may at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Secured Party may, following and during the continuance of an Event of Default, demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Secured Party to Debtor may at any time be applied to or set off against any of the Obligations then due and owing.

              13. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL. If an Event of Default shall have occurred and be continuing, Debtor shall, at the request of the Secured Party, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as the Secured Party's agent therefor, and the Secured Party may itself if an Event of Default shall have occurred and be continuing, without notice to or demand upon Debtor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, Debtor shall hold any proceeds of collection of accounts, chattel paper, general

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intangibles, instruments and other Collateral received by Debtor as trustee for the Secured Party without commingling the same with other funds of Debtor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Secured Party to the Obligations, such proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.

              14.    POWER OF ATTORNEY.

                     14.1 APPOINTMENT AND POWERS OF SECURED PARTY. Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys -in-fact with full irrevocable power and authority in the place and stead of Debtor or in the Secured Party's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of Debtor, without notice to or assent by Debtor, to do the following:

                            (a)    upon the occurrence and during the
                     continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do at Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as Debtor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to Debtor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and
                     (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                            (b) to the extent that Debtor's authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with


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                     or without Debtor's signature, or a photocopy of this
                     Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in Debtor's name such financing statements and amendments thereto and continuation statements which may require Debtor's signature.

                     14.2 RATIFICATION BY COMPANY. To the extent permitted by law, Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                     14.3 NO DUTY ON SECURED PARTY. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for the Secured Party's own gross negligence or willful misconduct.

              15. REMEDIES. If an Event of Default shall have occurred and be continuing, the Secured Party may, by delivery of a Default Notice to Debtor, declare this Agreement to be in default, and the Secured Party shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State or of any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of Debtor's principal office(s) or at such other locations as the Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to Debtor at least ten (10) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Debtor hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, Debtor waives any and all rights that, it may have to a judicial hearing in advance of the enforcement of any of the Secured Party's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

              16. STANDARDS FOR EXERCISING REMEDIES. To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for



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

access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties,
(k) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. Debtor acknowledges that the purpose of this Section 16 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would not be commercially unreasonable in the Secured Party's exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 16. Without limitation upon the foregoing, nothing contained in this Section 16 shall be construed to grant any rights to Debtor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 16.

              17. NO WAIVER BY SECURED PARTY, ETC. The Secured Party shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

              18. SURETYSHIP WAIVERS BY COMPANY. Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in
Section 11.2. Debtor further waives any and all other suretyship defenses.

              19. MARSHALING. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Debtor hereby irrevocably waives the benefits of all such laws.

              20. PROCEEDS OF DISPOSITIONS; EXPENSES. Debtor shall pay to the Secured Party on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Secured Party may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to Debtor, and Debtor shall remain liable for any deficiency in the payment of the Obligations.

              21. OVERDUE AMOUNTS. Until paid, all amounts due and payable by Debtor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Note.

              22. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PROVISIONS. Debtor agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon



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

Debtor by mail at the address specified in Article X of the Note. Debtor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

              23. WAIVER OF JURY TRIAL. DEBTOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, Debtor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Debtor (i) certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Securities Purchase Agreement, the Secured Party is relying upon, among other things, the waivers and certifications contained in this
Section 23.

              24. MISCELLANEOUS. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon Debtor and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Debtor and the Secured Party. This Agreement constitutes the complete agreement of the parties with respect to the Collateral currently located or to be located within the jurisdiction of the United States. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Debtor acknowledges receipt of a copy of this Agreement.




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


         IN WITNESS WHEREOF, intending to be legally bound, Debtor has caused this Agreement to be duly executed as of the date first above written.

                                            LUMENON INNOVATIVE LIGHTWAVE
                                            TECHNOLOGY, INC.

                                            By: _______________________________
                                                Name:__________________________
                                                Title:_________________________
Accepted:

CAPITAL VENTURES INTERNATIONAL

By: Heights Capital Management, Inc., its
    authorized agent

By: _____________________________
Name:  __________________________
Title: __________________________

CASTLE CREEK TECHNOLOGY
PARTNERS LLC


By: _____________________________
Name:  __________________________
Title: __________________________



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
                          CERTIFICATE OF ACKNOWLEDGMENT


COMMONWEALTH [OR STATE OF]_________________________ :
                                                    :  ss
COUNTY OF__________________________________________ :


         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ____ day of October, 2001, personally appeared [ to me known personally, and who, being by me duly sworn, deposes and says that he is the ________________ of Lumenon Innovative Lightwave Technology, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said * acknowledged said instrument to be the free act and deed of said corporation.



                                         --------------------------------------
                                         Notary Public
                                         My commission expires: